President and Chief Executive Officer Richard Ashworth J.P. Morgan Healthcare Conference NASDAQ: TVTY January 14, 2021 Exhibit 99.1

Cautionary Note on Forward-Looking Statements Note on Forward-Looking Statements This communication contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s divestiture of its Nutrition business, future opportunities and anticipated future performance. Readers of this communication should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the forward-looking statements. These risks and uncertainties include, among other things: the failure to receive the anticipated benefits from the divestiture transaction; the risk that the Company’s expectations regarding the effect of the divestiture transaction on the Company’s leverage profile may not be achieved; the profitability of the Company’s business going forward; continuing impacts from the COVID-19 pandemic (including the response of governmental authorities to combat and contain the pandemic, the closure of fitness centers in the Company’s national network (or operational restrictions imposed on such fitness centers), and potential re-closures as a result of recent surges in positive COVID-19 cases) on the Company’s business, operations or liquidity; the risk that the Company’s indebtedness may limit the Company’s ability to adapt to changes in the economy or market conditions, expose the Company to interest rate risk for the variable rate indebtedness and require a significant portion of cash flows from operations to be dedicated to the payment of indebtedness; the Company’s ability to service its debt, make principal and interest payments as those payments become due, and remain in compliance with its debt covenants; the risks associated with changes in macroeconomic conditions (including the impacts of any recession or changes in consumer spending resulting from the COVID-19 pandemic), widespread epidemics, pandemics (such as the current COVID-19 pandemic) or other outbreaks of disease, geopolitical turmoil, and the continuing threat of domestic or international terrorism; the Company’s ability to collect accounts receivable from its customers and amounts due under its sublease agreements; the Company’s ability to develop and implement effective strategies and to anticipate and respond to strategic changes, opportunities, and emerging trends in the Company’s industry and/or business, as well as to accurately forecast the related impact on the Company’s revenues and earnings; counterparty risk associated with the Company’s interest rate swap agreements; the Company’s ability to obtain adequate financing to provide the capital that may be necessary to support its current or future operations; the impact of any impairment of the Company’s goodwill, intangible assets, or other long-term assets; the risks associated with potential failures of the Company’s information systems or those of third-party vendors, including as a result of telecommuting issues associated with personnel working remotely, which may include a failure to execute on policies and processes in a work-from-home or remote model; the risks associated with data privacy or security breaches, computer hacking, network penetration and other illegal intrusions of the Company’s information systems or those of third-party vendors or other service providers, including those risks that result from the increase in personnel working remotely, which may result in unauthorized access by third parties, loss, misappropriation, disclosure or corruption of customer, employee or the Company’s information, or other data subject to privacy laws and may lead to a disruption in the Company’s business, costs to modify, enhance, or remediate its cybersecurity measures, enforcement actions, fines or litigation against the Company, or damage to its business reputation; the impact of any new or proposed legislation, regulations and interpretations relating to Medicare, Medicare Advantage, Medicare Supplement, e-commerce, advertising, and privacy and security laws; the impact of a reduction in Medicare Advantage health plan reimbursement rates or changes in plan design; the Company’s ability to attract, hire, or retain key personnel or other qualified employees and to control labor costs; the risks associated with changes to traditional office-centered business processes and/or conducting operations out of the office in a work-from-home or remote model by the Company or its third-party vendors during adverse situations (e.g., during a crisis, disaster, or pandemic), which may result in additional costs and/or may negatively impact productivity and cause other disruptions to the Company’s business; the effectiveness of the reorganization of the Company’s business and the Company’s ability to realize the anticipated benefits; the Company’s ability to effectively 2

Cautionary Note on Forward-Looking Statements compete against other entities, whose financial, research, staff, and marketing resources may exceed its resources; the impact of legal proceedings involving the Company and/or its subsidiaries, products, or services; the risks associated with deriving a significant concentration of revenues from a limited number of the Company’s customers, many of whom are health plans; the Company’s ability and/or the ability of its customers to enroll participants and to accurately forecast their level of enrollment and participation in the Company’s programs in a manner and within the timeframe anticipated by the Company; the Company’s ability to sign, renew and/or maintain contracts with its customers and/or the Company’s fitness partner locations under existing terms or to restructure these contracts on terms that would not have a material negative impact on the Company’s results of operations; the ability of the Company’s health plan customers to maintain the number of covered lives enrolled in those health plans during the terms of the Company’s agreements; the Company’s ability to add and/or retain paid subscribers in its Prime Fitness program; the impact of severe or adverse weather conditions, the current COVID-19 pandemic, and the potential emergence of additional health pandemics or infectious disease outbreaks on member participation in the Company’s programs; the impact of healthcare reform on the Company’s business; the effectiveness of the Company’s marketing and advertising programs; the Company’s ability to develop and commercially introduce new products and services and market’s acceptance thereof; and other risks detailed in the Company’s filings with the Securities and Exchange Commission. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the SEC. Except as required by law, the Company undertakes no obligation to update any such forward-looking statements to reflect new information, subsequent events or circumstances. 3

4 Investment Highlights Tivity Health is uniquely positioned to become the modern destination for healthy living

Trusted Brands, Loyal Members, Deep Relationships 5 Holistic wellness solutions The gold standard in senior fitness programs promoting physical and social well-being An affordable, convenient gym network benefit with 12,000 gyms nationwide Convenient senior nutrition solutions

Resilient Financial Performance 6 (1) 1 Revenues in 2020 were negatively impacted by the effects of COVID-19 in both the Company’s SilverSneakers and Prime Fitness business lines 2 Tivity reaffirms 2020 guidance 3 Defined as total healthcare business adjusted EBITDA per the chart at left, less capital expenditures for the healthcare business (GAAP basis) 4 See page 25 for a reconciliation of non-GAAP measures 5 As defined in the Company’s credit agreement (2) (2) (3) (4) (4) (4)

2020 Optimized For Growth  Lean, efficient, well-capitalized organization optimized for growth 7

SilverSneakers Nation’s premier health and fitness program; provides gym access and fitness classes for older adults 65+ 29-year track record of changing member behavior Partnered with 70 premier health plans, with access to greater than 50% of Medicare Advantage lives at no cost to the members Long-term health plan relationships > 94% member satisfaction for past 6 years and Net Promoter Score of 81 Over 12,500 certified SilverSneakers instructors Broad coverage across the United States allows SilverSneakers to provide choice to members with over 16,000+ locations Customer Examples 9

SilverSneakers By the Numbers

Financial Model

- SilverSneakers revenue generated from multi-year contracts; ~70 Medicare Advantage and Medicare Supplement plans
- ~75% of eligible members under Hybrid Contract where Tivity Health receives smaller PMPM fee, with majority of revenue derived from a gym visit fee
- Remaining 25% of eligible lives under a PMPM Contract where Tivity Health receives a fixed payment each month based on the number of lives
- SilverSneakers cost of sales primarily gym visit costs, predominantly paid on a variable per-visit model to gym operators

SilverSneakers Historical Revenue

($ in millions)



$ 415
$ 454
$ 488
$ 493
$307-$311
2016A
2017A
2018A
2019A
2020E

SilverSneakers is expected to comprise ~72% of total revenue in 2020.

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Large and growing addressable population with over 10,000 Americans turning 65 every day with more seniors selecting a Medicare Advantage or Supplement plan SilverSneakers will offer tailored and broad solutions including expanded virtual offerings and new networks beyond physical fitness boosting enrollment New digital engagement tools and data will help the Company become a more member-centric organization and drive participation and engagement higher SilverSneakers Opportunity *Representative of year-end 2020 estimate **Representative of year-end 2020 estimate; Pre-COVID-19 averaged 1.4M monthly participants 11

Driving Engagement Virtually 12 Virtual SilverSneakers visits are an opportunity for growth in eligible member enrollment and engagement Our quarterly growth in Virtual with Instructor (which started at zero in Q1 2020) continues to ramp at an impressive pace each quarter Virtual members are averaging a higher average participation rate each month compared to in-person visits 2020 Total Healthcare Virtual Visits

SilverSneakers 13 Embedded Video in Presentation

Prime Fitness



Prime Fitness Overview

- Gym membership benefit through commercial health plans
- Targets **adults 18-64** who are members of sponsoring organizations
- **~12,000 participating locations** including fitness centers, community centers and alternative venues
- **~$93-$95 million** of revenue in 2020E
- Fitness locations pass evaluation process based on criteria prior to becoming a participating location
- Live streaming classes daily including Bootcamp, Interval Training and Yoga

Top Sponsors

BlueCross BlueShield Association | blue california | Mutual of Omaha | HCSC | Walmart

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2016A – 2019A CAGR: 20% Prime Fitness By the Numbers Prime Fitness revenue is generated through commercial health plans or large self-insured employers. Revenue is typically a fixed monthly amount per participant and is cancellable after a three-month initial enrollment period. Prime Fitness cost of sales is primarily gym visit costs which are predominantly paid on a variable per-visit model to gym operators. Prime Fitness Historical Revenue ($ in millions) Prime is expected to comprise ~22% of total revenue in 2020. Paid Subscribers Monthly Average* *Excludes Walmart and fully funded prime clients ** Year-End 2020 estimated paying subscribers is 209k Total Visits (in millions) 16 **

Prime Fitness Opportunity Prime Fitness Opportunity 17 New engagement platform investments with precision marketing and targeting will increase awareness of the benefit Employers are increasing their focus on Health and Well Being for their employees Expansion of digital fitness offerings will drive new enrollment and help retention 2021 will be a rebuilding year as gyms reopen and the Company converts suspended memberships back to paying status post-COVID *Year-End 2020 estimated paying subscribers Largely underpenetrated in Prime eligible members – opportunity to engage and enroll members as gyms reopen. Opportunity Only 1% Activated

WholeHealth Living

WholeHealth Living Overview

- Leading complementary and alternative medicine (CAM) and discount network with **25+ years of experience**
- Discounted access to a national network of approximately **24,000 CAM providers and practitioners**, including Chiropractors, Massage Therapists, and Acupuncturists, representing more than **35 specialties**
- **Large addressable market** and increasing acceptance as an **alternative to opioid use for pain management**
- **59% of revenue is generated through Benefits Management** with **25% through Utilization Management**

Key Drivers of Growth

- **Growth from new clients** as adoption and acceptance increases
- **Expansion of the provider network**
- **Partnerships and opportunities** with existing clients



WholeHealth Living Historical Revenues
($ in millions)
$15
$17
$17
$19
$19-20
2016A
2017A
2018A
2019A
2020E

WholeHealth Living is expected to comprise ~4.5% of total revenue in 2020.

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2021 Priorities and Financial Drivers

2021 Priorities/Strategic Pillars Trusted brands, loyal members, deep relationships 21

Estimate increases in both SilverSneakers eligible members and total visits compared to 2020 SilverSneakers visit revenue is expected to increase in the back-half of 2021 compared to the first half as more members return to the gym Anticipate a lower number of average paying Prime subscribers throughout 2021 compared to 2020 coupled with an increase in Prime visits as gyms reopen and restrictions are lifted WholeHealth Living revenue is anticipated to benefit from expanded contracts in 2021 Total Gross Margin % is expected to remain elevated primarily due to SilverSneakers monthly utilization rates staying below pre-COVID levels during 2021 Full 2021 guidance will be given as part of our February earnings announcement 2021 Financial Drivers 22

23 Investment Highlights Tivity Health is uniquely positioned to become the modern destination for healthy living

Reconciliation of Non-GAAP Measures Reconciliation of Adjusted EBITDA, Non-GAAP Basis to Income from Continuing Operations, GAAP Basis (in millions) 25 1 EBITDA is a non-GAAP financial measure. The Company believes it is useful to investors to provide disclosures of its operating results and guidance on the same basis as that used by management. You should not consider EBITDA in isolation or as a substitute for income from continuing operations determined in accordance with U.S. GAAP. 2 Business separation costs consist of pre-tax charges of $2,189,000 and $1,639,000 for fiscal 2016 and fiscal 2017, respectively, related to the separation of the Network Solutions business from the disposed total population health business. 3 Project costs consists of pre-tax charges of $3,696,000 for fiscal 2018 incurred in connection with potential and pending acquisitions. 4 Restructuring charges consist of pre-tax charges of $4,933,000, $3,223,000, and $124,000 for fiscal 2016, 2017, and 2018, respectively. 5 Adjusted EBITDA is a non-GAAP financial measure. The Company excludes certain costs from this measure because of its comparability to the Company's historical operating results. The Company believes it is useful to investors to provide disclosures of its operating results on the same basis as that used by management. You should not consider adjusted EBITDA in isolation or as a substitute for income from continuing operations determined in accordance with U.S. GAAP. Additionally, because Adjusted EBITDA may be defined differently by other companies in the Company’s industry, the non-GAAP financial measures presented here may not be comparable to similarly titled measures of other companies. 6 Figures may not add due to rounding.